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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: AUGUST 15, 2001



                           INSILCO TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                  0-22098                    06-0635844
           --------                  -------                    ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)             IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued August 15, 2001 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               EXHIBIT NO.                     DESCRIPTION
               -----------                     -----------

                 99 (a) Press release of Insilco Holding Co. issued August 15, 2001.






































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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INSILCO TECHNOLOGIES, INC.
                                        ---------------------------------
                                        Registrant



Date: August 15, 2001                   By: /s/ MICHAEL R. ELIA
                                            -----------------------------
                                            Michael R. Elia
                                            Senior Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


































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                                  EXHIBIT INDEX






  EXHIBIT NO.                      DESCRIPTION
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    99 (a)          Press release of Insilco Holding Co. issued August 15, 2001.






































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